SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 28, 2003
                                                         ----------------


                        CollaGenex Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       0-28308                  52-1758016
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


41 University Drive, Newtown, Pennsylvania                         18940
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.

     On October 28, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company"), announced its financial results for the quarter ended September 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                          COLLAGENEX PHARMACEUTICALS, INC.



                          By: /s/ Nancy C. Broadbent
                             ---------------------------------------------
                             Nancy C. Broadbent
                             Chief Financial Officer
                             (Principal Financial Officer)


Date:  October 28, 2003

                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press release of CollaGenex Pharmaceuticals, Inc., dated
                      October 28, 2003